SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



                                 Date of Report
                        (Date of earliest event reported)

                                 March 12, 2003

                    THE EXPLORATION COMPANY OF DELAWARE, INC.
             (Exact name of registrant as specified in its charter)


        Delaware                   0-9120                  84-0793089
       (State of             (Commission File            (IRS Employer
     incorporation)               Number)              Identification No.)



   500 North Loop 1604 East, Suite 250
           San Antonio, Texas                                   78232
(Address of principal executive offices)                      (Zip Code)


                                 (210) 496-5300
                        (Registrant's telephone number,
                              including area code)

Item 9:     Regulation FD Disclosure
            The following exhibit is filed herewith:

Exhibit
Number     Description

99 Press Release dated March 6, 2003 with respect to the Registrant's financial results for the year ended December 31, 2002




                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: March 12, 2003

                                      THE EXPLORATION COMPANY OF DELAWARE, INC.



                                         /s/ Roberto R. Thomae
                                         ---------------------
                                             Roberto R. Thomae
                                             Chief Financial Officer
                                             Secretary/Treasurer
                                             (Principal Accounting Officer)

                                  EXHIBIT INDEX
                                  -------------

Exhibit
Number    Description
-------   -----------
99 Press Release dated March 6, 2003 with respect to the Registrant's financial results for the year ended December 31, 2002